Supplement dated December 31, 2013

supplementing the

Statement of Additional Information (“SAI”),

dated May 1, 2013,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL GROWTH FUND

This supplement provides new and additional information beyond that contained in SAI and should be read in conjunction with such SAI.

Effective December 31, 2013, Charles D. Baker has resigned from the Board of Trustees of Hansberger International Series (the “Trust”). Accordingly, effective December 31, 2013, all references to Mr. Baker are hereby deleted.

Effective January 1, 2014, Peter J. Smail has resigned from the Contract Review and Governance Committee and has been appointed as a member of the Audit Committee and Cynthia L. Walker has resigned from the Audit Committee and has been appointed as a member of the Contract Review and Governance Committee. Accordingly, the table in the section “Trustees and Officers of the Trust” is hereby updated to reflect that Mr. Smail is now an Audit Committee member and Ms. Walker is now a Contract Review and Governance Committee member. In addition, the list of the members of the Audit Committee and Contract Review and Governance Committee in the sub-section “Leadership and Structure of the Board” within the section “Trustees and Officers of the Trust” is hereby replaced with the following:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Daniel M. Cain – Chairman
Wendell J. Knox	Edmond J. English
Erik R. Sirri	Martin T. Meehan
Peter J. Smail	Cynthia L. Walker

Effective January 1, 2014, the first footnote below the table in the section “Trustees and Officers of the Trust” is amended and restated as follows:

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

Effective January 1, 2014, the first paragraph in the sub-section “Leadership and Structure of the Board” within the section “Trustees and Officers of the Trust” is hereby replaced with the following:

The Board is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of twelve trustees, nine of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board for consideration. In addition to the oversight performed by the committees and the Board, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board reviews its governance structure. The Board believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

Effective January 1, 2014, the second paragraph in the sub-section “Trustee Fees” within the section “Trustees and Officers of the Trust” is hereby replaced with the following:

The Chairperson of the Board receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Trustee who is not an employee, officer or director of NGAM Advisors, the Distributor or their affiliates also receives a meeting attendance fee of $10,000 for each meeting of the Board that he or she attends in person and $5,000 for each meeting of the Board that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $17,500. Each Contract Review and Governance Committee and Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.